Exhibit 99.1

Contacts: Robert Lewey, CFO and Interim COO Integrated Electrical Services, Inc. 713-860-1500

FOR IMMEDIATE RELEASE

INTEGRATED ELECTRICAL SERVICES ANNOUNCES LEADERSHIP CHANGES

HOUSTON — January 16, 2015 — Integrated Electrical Services, Inc. (or “IES”) (NASDAQ: IESC) announced today that James M. Lindstrom has resigned as Chairman, CEO and President of IES effective January 16, 2015 in order to take an executive role with The Providence Service Corporation (NASDAQ: PRSC).

As part of the succession plan, the Board of Directors has nominated David B. Gendell, who has served as a director since 2012, as non-executive Chairman to ensure a smooth transition and to lead IES’s executive team. The Board has also appointed Robert W. Lewey as Interim Chief Operating Officer effective immediately, which he will serve as in addition to his role as Chief Financial Officer, with responsibility for managing IES’s four operating divisions. The Board intends to evaluate the Company’s President and Chief Executive Officer roles with a view to determining if changes to those positions would be appropriate and in the Company’s best interests.

“Bobby Lewey is an integral part of the management team, and we are confident in his ability to assume these additional responsibilities. His more than 13 years of experience at IES, intimate knowledge of the Company’s operations as well as financial and accounting expertise provide invaluable insight and leadership to IES. I look forward to working with him more closely going forward,” said Mr. Gendell.

Mr. Lewey stated, “I am honored to take on the role of interim COO and am excited to work with our Board, operating divisions and dedicated employees to execute on our growth strategy. I believe that we have outstanding division leadership in place and look forward to supporting their teams as we work towards our long-term goal of maximizing value for our shareholders.”

Mr. Lindstrom stated, “It has been a privilege to lead IES during this transformational period. I have thoroughly enjoyed working with our more than 2,700 employees and am pleased with the significant accomplishments our team has achieved together. I have great confidence in the Board, Bobby Lewey and the rest of the management team to continue to execute the Company’s strategy.”

“We would like to thank Jim Lindstrom for his contributions to IES and for leading the Company through one of the toughest economic periods in memory. Under his leadership, IES has improved safety performance, returned to profitability, and completed its first strategic acquisition. Additionally, Jim’s focus on creating an ‘ownership mindset’ throughout the organization, integrating risk management into the decision making and investment processes, and emphasizing cash generation has established a foundation for sustainable growth,” added Mr. Gendell. “Lastly, IES remains committed to executing on our holding company strategy, which is focused on both supporting our division leadership with its growth plans, including strategic add-on acquisitions, and on acquiring or investing in new, stand-alone platform companies.”

ABOUT INTEGRATED ELECTRICAL SERVICES, INC.

Integrated Electrical Services, Inc. is a holding company that owns and manages diverse operating subsidiaries, comprised of providers of industrial products and infrastructure services to a variety of end markets. Our 2,700 employees serve clients in the United States and abroad. For more information about IES, please visit www.ies-co.com.

Certain statements in this release may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company’s actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the ability of our controlling shareholder to take action not aligned with other shareholders; the sale or disposition of the shares of our common stock held by our controlling shareholder, which, under certain circumstances, would trigger change of control provisions in our severance plan or financing and surety arrangements; or any other substantial sale of our common stock, which could depress our stock price; relatively low liquidity levels of our common stock, which could depress our stock price; the possibility that we issue additional shares of common stock or convertible securities that will dilute the percentage ownership interest of existing stockholders and may dilute the book value per share of our common stock; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership; the inability to carry out plans and strategies as expected, including our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy; limitations on the availability of sufficient credit or cash flow to fund our working capital needs and capital expenditures and debt service; difficulty in fulfilling the covenant terms of our credit facilities; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; challenges integrating new businesses into the Company or new types of work, products or processes into our segments; fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; a general reduction in the demand for our services; a change in the mix of our customers, contracts or business; our ability to enter into, and the terms of, future contracts; our ability to successfully manage projects; the possibility of errors when estimating revenue and progress to date on percentage-of-completion contracts; closures or sales of facilities resulting in significant future charges, including potential warranty losses or other unexpected liabilities, or a significant disruption of our operations; inaccurate estimates used when entering into fixed-priced contracts; the cost and availability of qualified labor; an increased cost of surety bonds affecting margins on work and the potential for our surety providers to refuse bonding or require additional collateral at their discretion; increases in bad debt expense and days sales outstanding due to liquidity problems faced by our customers; the recognition of potential goodwill, long-lived assets and other investment impairments; credit and capital market conditions, including changes in interest rates that affect the cost of construction financing and mortgages, and the inability for some of our customers to retain sufficient financing which could lead to project delays or cancellations; accidents resulting from the physical hazards associated with our work and the potential for accidents; our ability to pass along increases in the cost of commodities used in our business, in particular, copper, aluminum, steel, fuel and certain plastics; potential supply chain disruptions due to credit or liquidity problems faced by our suppliers; loss of key personnel and effective transition of new management; success in transferring, renewing and obtaining electrical and construction licenses; backlog that may not be realized or may not result in profits; uncertainties inherent in estimating future operating results, including revenues, operating income or cash flow; disagreements with taxing authorities with regard to tax positions we have adopted; the recognition of tax benefits related to uncertain tax positions; complications associated with the incorporation of new accounting, control and operating procedures; the possibility that our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; the effect of litigation, claims and contingencies, including warranty losses, damages or other latent defect claims in excess of our existing reserves and accruals; growth in latent defect litigation in states where we provide residential electrical work for home builders not otherwise covered by insurance; the possibility that our current insurance coverage may not be adequate or that we may not be able to obtain a policy at acceptable rates; future capital expenditures and refurbishment, repair and upgrade costs, and delays in and costs of refurbishment, repair and upgrade projects; and liabilities under laws and regulations protecting the environment.

You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company’s annual report on Form 10-K for the year ended September 30, 2014, could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under “Investors.” The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company’s website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.